                                                                  Exhibit 10.12

                              COMMERCIAL LEASE

     THIS COMMERCIAL LEASE ("Lease"), dated November 15, 1999, is made between INTER CO-OP USA NO. III [ILLEGIBLE] NETWORKS, INC. ("Tenant"). In consideration of the mutual convenants in this Lease, Landlord and Tenant agree as follows:

1. BASIC PROVISIONS AND DEFINITIONS. The following terms, whenever used in this Lease, with the first letter of each word capitalized, will have the meanings set forth in this Section, unless the context otherwise requires:

     1.1. PREMISES. The leased portion of the property as shown on the floor plan attached as Exhibit A. The Premises as located on the real property legally described on Exhibit B.

     1.2    BUILDING NAME AND ADDRESS.
            CAMPUS BUSINESS CENTER
            33761 9TH AVENUE SOUTH
            FEDERAL WAY, WA 98003

     1.3 TENANT'S SQUARE FOOTAGE & PROPORTIONATE SHARE. Tenant's Square Footage is approximately 2,721.

            Tenant's Proportionate Share of the entire net leasable space in the property is agreed to be 4.05%.

     1.4 DATE OF EXECUTION. The date above written, which is the date of full execution hereof.

     1.5    COMMENCEMENT DATE (SECTION 4). January 1, 2000.

     1.6 TERM (SECTION 3). The period beginning on the Commencement Date and ending on December 31, 2002 (which date shall be the last day of a month)("Lease Term End Date").

     1.7    MINIMUM RENT FOR INITIAL (SECTION 7).

                       Months 1-6:         $1,576.80 per month plus NNN (as described in Paragraph 9)
                       Months 7 - 12:      $1,624.10 per month plus NNN.
                       Months 13 - 18:     $1,672.83 per month plus NNN.
                       Months 19 - 24:     $1,723.01 per month plus NNN.
                       Months 25 - 30:     $1,774.70 per month plus NNN.
                       Months 31 - 36:     $1,827.94 per month plus NNN.

     1.8 RENT PAYMENT. Monthly, in advance on the first calendar day of each month.

     1.9    DEPOSITS (SECTION 8). Rent Deposit $1,576.80. Security Deposit
            $1,827.94

     1.10   LANDLORD'S NOTICE AND PAYMENT ADDRESS (SECTION 24.15).

            NOTICE:                                  PAYMENT:
            c/o Morris Piha Real Estate Services     c/o Morris Piha Real Estate Services.
            14100 SE 36th Street                     14100 SE 36th Street
            Suite 200                                Suite 200
            Bellevue, WA 98006-1334                  Bellevue, WA 98006-1134
            Telephone (425) 643-8400                 Telephone (425) 643-8400

            TENANT'S BILLING AND NOTICE ADDRESS (SECTION 24.15)
            909 S. 336th St. #110
            Federal Way, WA 98003

     1.12   GUARANTOR'S ADDRESS (SECTION 24.18).

     1.13   TENANT'S TRADE NAME (IF ANY), Freei Net.

     1.14   STATE OF ORGANIZATION OF TENANT (IF OTHER THAN INDIVIDUAL).  WA

     1.15 PERMITTED USERS UNDER LEASE (SECTION 5). General Office Use and use as a call center.

     1.16 RIDERS & EXHIBITS TO THE LEASE (SECTION 24.20). Riders #: 28 & 29. Exhibit Letters: A & B

     1.17 BROKER FEE (IF ANY, OWNED BY LANDLORD) (SECTION 25). By separate letter

2. PREMISES. Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord, upon the term and condition set forth in this Lease. The Premises are a part of the building which is situated at the Building Address as set out in Section 1.

3. TERM. Tenant leases from Landlord the Premises for a lease term described in Section 1.6 (the "Lease Term"). The Lease Term will begin on the Commencement date and end at midnight on the Lease Term End Date unless sooner terminated or extended as provided elsewhere in this Lease.

4.   POSSESSION.

     4.1 POSSESSION. Except as provided elsewhere in this Lease, Tenant will be entitled to possession of the Premises on the Commencement Date.

     4.2 DELAY OF POSSESSION. If Landlord, for any reason, cannot deliver possession of the Premises to Tenant upon the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from ??? but then shall be a rent abatement covering the period between the Commencement Date and the time the Landlord ??? to tenant and all of the terms and conditions of this Lease shall remain in full force and effect. If Landlord does not deliver possession of the Premises to Tenant within 120 days after the Commencement Date (the "Delivery period"), Tenant may, at its option cancel this Lease by written notice delivered to Landlord within the ten day period immediately succeeding the final day of the Delivery Period. If Tenant does not deliver such written notice to Landlord, within that ten-day period, Tenant's right to cancel this Lease will terminate and be of no further force or effect, and the terms and conditions of this Lease will remain in full force and effect, except that Tenant's rent abatement shall continue until the time Landlord delivery possession of the Premises to Tenant.

     4.3 EARLY POSSESSION. Landlord and Tenant may agree to Tenant's occupancy of the Premises prior to the Commencement Date as per PARAGRAPH #29. If Tenant occupies the Premises prior to the Commencement Date, the occupancy will be subject to all provisions of this Lease, the occupancy shall not advance the termination date and Tenant shall pay rent throughout the period of early occupancy as set forth in Sections 7, 8 and 9 of this Lease.

     4.4 SURRENDER OF PREMISES. At the expiration or sooner termination of this Lease, Tenant shall return the Premises to Landlord in the same condition in which received, broom clean, reasonable wear and tear excepted. Tenant shall remove all personal property trade fixtures, appliances and equipment ("Fixtures"). Where such removal will require structural changes or damage to the Premises, Landlord will have the option to have same removed at Tenant's expense and under Landlord's supervision. Tenant shall also remove any and all alterations which Landlord designates to be removed pursuant to Section 10.4 below, and shall restore the Premises to the condition they were in prior to the installation or construction of said alterations. If Tenant has failed to fully pay all amounts due under this lease, Landlord may, at Landlord's option, designate any or all Fixtures paid for by Tenant and installed on the Premises. Landlord's payment in full or in part of any such unpaid amounts, and Tenant shall provide Landlord with a Bill of Sale correctly evidence the transfer of ownership. If Tenant fails to remove any fixture, at Landlord's option, Tenant shall agree to designate and permit Landlord to remove the same at Tenant's expense. Tenant shall return all keys to the Landlord within 12 hours following termination of this Lease or pay for the cost of new keys, if the Landlord so requires. Tenant's obligation to perform this covenant shall survive the expiration of termination of this Lease. Landlord may place and maintain "For Lease" signs in conspicuous places on the Premises for 180 days prior to the expiration or early termination of this Lease, and reserves the right to enter any part of the Premises during the same 180-day period to show the Premises to prospective tenants.

5.   USE.

     5.1 USE. Tenant covenants that at all times during the Lease term and such other time as Tenant occupies the Premises, Tenant shall use the Premises for the Permitted Uses and for no other purposes without the prior written consent of Landlord, as set forth in
            Section 1.13.

     5.2 USES PROHIBITED. Tenant shall not do or permit anything to be done in nor about the Premises or bring or keep anything therein which will in any way increase or affect the existing rate of any fire or other insurance policy upon the Premises or the Building, or cause a cancellation of any such insurance policy covering said Premises, nor which will in any way obstruct or interfere with the right of other tenants or occupants of the Building or injure or annoy them, nor shall the Tenant use or allow the Premises to be used for any improper, immoral, unlawful, objectionable or offensive purpose, nor shall Tenant cause, maintain or suffer or permit any ??? on or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises and shall refrain from using or permitting the use of the Premises or any portion thereof as living quarters, sleeping quarters or for lodging purposes. Tenant shall not do or permit anything to be done in or about the Premises, nor bring or keep anything thereon that is or will constitute or create a hazardous waste or substance or violate any environmental law. Tenant will indemnify and hold the Landlord harmless from any and all damages related to the Tenant's introduction to, or creation of, hazardous waste on the Premises. Tenant shall advise Landlord in writing immediately of any environmental concern related to Tenant's use and occupancy of the Premises brought to Tenant's attention by any private party or governmental agency or official. Landlord shall have the right to remedy any environmental problem and to conduct any environmental tests reasonably necessary to discover a hazardous waste or other environmental problem and Tenant shall be liable for all costs and expenses related to such tests or remedial action if a hazardous waste or environmental problem created by Tenant is found to exist.

     5.3 BUILDING CODES AND ZONING. Tenant has investigated all applicable building and zoning codes, regulations and ordinances to determine whether Tenant's intended use of the Premises is permitted. Based upon this investigation, Tenant accepts the Premises "as is" subject to all applicable statutes, ordinances, rules and regulations governing Tenant's use of the Premises. Any and all expenses required to comply with all applicable statutes, ordinances, rules, regulations and requirements in effect during the Lease Term or part thereof regulating Tenant's use of the Premises will be borne exclusively by Tenant. Tenant agrees to comply with all such statutes, ordinances, rules and regulations throughout the Lease Term.

     5.4 CONDITION OF PREMISES. Tenant has inspected the plumbing, lighting, air conditioning, heating, doors, windows, interior walls, flooring and all other elements of the Premises prior to execution of this Lease. Based upon that inspection, Tenant accepts the Premises "as is" in the absence of any material change in its condition prior to the Commencement Date or the date the Tenant takes possession of the Premises, whichever is earlier. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business.

6.   COMMON AREAS.

     6.1 AREAS. Landlord shall make available such areas and facilities for the common use of all tenants of the Building including but not limited to parking areas, driveways, truckways, delivery passages, truck-loading area, access and egress roads, wall ??? and landscaped and planted areas) as Landlord shall reasonably deem appropriate ("Common Areas"). The roof and exterior walls of the Building and the utility systems up to the exterior walls of the Premises are Common Areas. Landlord or its agents shall operate, manage, equip, light, repair, replace and maintain the Common Areas for the intended purposes in such manner as Landlord shall reasonably, in its sole discretion, determine. Landlord may, from time to time, change the size, location, nature and use of any Common Area, and make installations therein and move and remove the same, provided that Tenant's access to the Premises is not materially altered. All expenses in connection with the Common Areas are Operating Expenses for the purposes of Section 9 below.

     6.2 RIGHTS. Tenant and its employees, agents and invitees shall have the non-exclusive right (in common with other Tenants of the Building and Landlord) to use the Common Areas, subject to any Rules, as defined in Section 18. Landlord's Rules may include the documentation of specific areas in which cars owned by Tenant, its employees, agents and invitees must be parked. Landlord may at any time temporarily close any Common Areas due to construction, maintenance, repair or changes to any part of the Building or the real property upon which the Building is located, with prior notice to Tenant.

     6.3 PARKING. Tenant shall be entitled to use, on a non-reserved basis, parking available to the Building. Tenant shall not at any time interfere with the rights of Landlord or of other tenants of the Building or other adjacent buildings or invitees of the same to use any of the parking areas. Twenty-four hour parking on the real property upon which the Premises are located shall not be permitted by Tenant, its employees, agents or invitees.

7.   MINIMUM RENT.

     7.1 AMOUNT. During the Lease Term, Tenant agrees to pay to Landlord at Landlord's Payment Address or such other place as designated, the Minimum Rent, in the manner described in Section 7.2.

     7.2 RENT PAYMENT. The Minimum Rent for the Lease Term shall be paid in advance of the first day of each calendar month of the Lease Term or any period prior or subsequent thereto while Tenant is in possession of the Premises. The Minimum Rent for any partial month shall be prorated based upon a 30-day month. The Minimum Rent is exclusive of any sales, franchise, business and occupation or other tax based on rents. Should any such taxes apply during the term of this Lease, the Minimum Rent shall be increased by such amount. In the event percentage or other additional rent is payable by the Tenant under this Lease, it shall be paid in the manner and at the time set forth in the Riders attached hereto and by reference made a part of this Lease. All Minimum Rent, Additional Rent (as hereinafter defined) and other amounts payable under this Lease shall be paid without deduction or offset.

8.   FIRST MONTH'S RENT AND SECURITY DEPOSIT.

     8.1 DEPOSITS. As set out in Section 1.9, Tenant has paid Landlord the Rent Deposit, which shall be credited to the payment of the first month's rent. Tenant has also deposited the Security Deposit for the performance of all of the terms, covenants and conditions of this Lease and as additional consideration for entering into this Lease. Landlord shall not be required to keep the Security Deposit separate from its general accounts and Tenant shall not be entitled to interest on such deposit. Tenant may not apply the Security Deposit to the last month's rent.

     8.2 APPLICATIONS ON DEFAULT. If Tenant is in default under this Lease, Landlord may use the Security Deposit, or any portion thereof to cure the default or to compensate Landlord for damages (including attorneys' fees) sustained by Landlord resulting from Tenant's default, including, but not limited to, the payment of rent and the cost of cleaning and/or repairing the Premises. Any payment to Landlord from the Security Deposit, whether during the Lease Term or upon termination of this Lease, shall not be considered a payment of liquidated damages. Tenant shall, within ten days after written demand, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount provided in this Lease, and Tenant's failure to do so shall be a material breach of this Lease. If Tenant is not in default at the expiration of the Lease Term and after Tenant has vacated the Premises, Landlord shall return the Security Deposit (less any amounts deducted by Landlord that Tenant has not restored pursuant to this
          Section 8.2 and less any amounts used by Landlord to restore the Premises to the condition required in Section 4.4) within 45 days of the latter of such expiration of this Lease or vacation of the Premise. No trust relationship is created between Landlord and Tenant with respect to the Security Deposit.

9.   OPERATING EXPENSES.

     9.1 NET LEASE. The purpose of this Section 9 is to insure that, in addition to Minimum Rent, Tenant pays its Proportionate Share of all expenses relating to the use, maintenance, ownership, repair and insurance of the Premises, except costs specifically assumed by Landlord according to other terms of this Lease.

     9.2 DIRECT EXPENSE. The expenses listed in this Section 9.2 ("Direct Expenses") are to be paid directly by Tenant:

          9.2.1 UTILITIES AND BUILDING SERVICES. Tenant agrees to pay before delinquency and at its sole cost and expense, all charges for utilities and building services supplied to the Premises including, without limitation, water, electricity, gas, sewer, waste disposal, security, heating, ventilating, and air conditioning, throughout the full Lease Term. Landlord shall not be liable for the failure of any of these services for any reason whatsoever. If charges for any or all of such utility services are charged for the Building as a whole, Tenant agrees to pay, upon demand, Tenant's Proportionate Share of such charges. If charges for any or all of such utility or building services are charged for a larger space containing the Premises, Tenant agrees to pay upon demand a share of any such charges based on the proportion that the square footage of the Premises bears to such larger space or a share determined by Landlord based upon Landlord's estimate of Tenant's consumption relative to other Tenant's sharing such utilities or building services.

          9.2.2 INSURANCE PROCURED BY TENANT. Throughout the Lease Term and any other period(s) of occupancy of the Premises by Tenant, Tenant shall, at Tenant's expense, obtain and maintain the following insurance policies, naming as additional insureds, the Landlord, Morris Piha Management Group, Inc. and Landlord's lender, as instructed by Landlord:

                 (a) LIABILITY INSURANCE. A commercial general liability insurance policy providing coverage for bodily injury liability, property damage liability and personal injury liability with minimum limits of not less than $1,000,000 Combined Single Limit per accident and $2,000,000 General Aggregate. Such insurance policies shall include Blanket Contractual Liability and Owners and Contractors Protective endorsements. Landlord may increase or decrease the required limit as it deems necessary based upon periodic insurance reviews. The insurance required by this Section shall be on an occurrence basis, and underwritten by an acceptable insurer licensed to do business in the State of Washington. If Tenant is unable to obtain this insurance on an occurrence basis, it may be on a claims-made basis provided that, in addition, Tenant, at Tenant's expense, obtains an owner's protective policy issued in the name of Landlord only, which is on an occurrence basis for the limits required by this
                      Section 9.2.2(a). The insurance shall be written as a primary policy not contributing with and not in excess of coverage which Landlord may carry.

                 (b) PERSONAL PROPERTY INSURANCE. A special form policy of property insurance (or the equivalent) covering all Tenant's personal property, including but not limited to Tenant's furniture, fixtures, leasehold improvements, equipment and inventory, in the amount of its full replacement costs. Such property insurance coverage shall at a minimum insure against loss resulting from fire, lightning and extended or broad form perils. Landlord shall be named as Loss Payee as its interest may appear in tenant improvements and betterments.

                 (c) BUSINESS INTERRUPTION AND PLATE GLASS INSURANCE. Business interruption insurance in an amount sufficient to protect Tenant against any additional costs and lost income associated with a move to temporary space due to a business interruption. In addition, plate glass insurance in an amount sufficient to replace windows in the Premises in the event of breakage.

                 Tenant shall obtain the insurance required by this
                 Section 9.2.2 from companies reasonably acceptable to Landlord licensed to do business in the State of Washington. Before occupying the Premise, Tenant shall deliver to Landlord or Landlord's agent, copy of the insurance policies required by this Section 9.2.2, or certificates evidencing the existence and amount of such insurance. If required by Landlord, or Landlord's agent, Tenant shall deliver the original policy to Landlord's lender. Not later than ten days before expiration of these policies, the Tenant shall deliver to Landlord evidence that insurance required by this
                 Section 9.2.2 has been continued. The policies shall not be cancelable or subject to reduction of coverage until after 30 days prior written notice to Landlord, or its Agent, and Landlord's lender, if any. If Tenant fails to maintain the required insurance Landlord may, but it is not required to, procure the same at Tenant's expense.

          9.2.3 PERSONAL PROPERTY TAXES. Tenant shall pay, before delinquency, any and all taxes levied or assessed and payable during the Lease Term upon all Tenant's equipment, furniture, fixtures and any other personal property located on the Premises. If any of the same are assessed or taxed with the building or real property upon which the Building is located, Tenant shall pay Landlord the amount of such taxes within ten days after receipt of a written statement setting forth the amount of such taxes that Landlord has determined to be attributable to Tenant's personal property.

          9.2.4 LICENSES AND TAXES. Tenant shall be liable for, and shall pay throughout the Lease Term, all license and excise fees and occupation taxes covering the business conducted on the premises. If any governmental authority or unit under any present or future law effective at any time during the Lease Term shall in any manner levy a tax on rents payable under this Lease or rent accruing from use of the premises or a tax in any form against Landlord because of, or measured by, income derived from the leasing or rental of said property, such tax shall be paid by Tenant, either directly or through Landlord, and upon Tenant's default therein, Landlord shall have the same remedies as upon failure to pay Minimum Monthly Rent. It is understood and agreed, however, that Tenant shall not be liable to pay any net income tax imposed on Landlord unless, and then only to the extent that, the net income tax is a substitute for real estate taxes.

9.3 ADDITIONAL RENT. Tenant shall pay as additional rent ("Additional Rent") in the manner set forth in Section 9.4, Tenant's Proportionate Share of the following expenses

         9.3.1 INSURANCE PROCURED BY LANDLORD. Throughout the Lease term, Tenant's Proportionate Share of the following insurance policies, obtained and maintained by Landlord, insuring the Landlord and Landlord's lender or any other insurance that Landlord may deem necessary, including but not limited to earthquake and flood insurance.

                 (a) LIABILITY INSURANCE. A commercial general liability insurance policy providing coverage for bodily injury liability, property damage liability and personal injury liability with in such amounts and with such endorsements as Landlord may reasonably determine from time to time.

                 (b) FIRE AND CASUALTY INSURANCE. A fire and casualty insurance policy with extended coverage endorsements for the full replacement value of the Premises as the Landlord may reasonably determine from time to time.

                 (c) BOILER AND RENTAL LOSS INSURANCE. Boiler interruption and rental loss insurance in an amount sufficient to protect Landlord from any loss of rental income resulting from boiler failure or any other reason.

         9.3.2 REAL PROPERTY TAXES AND ASSESSMENTS. Tenant's Proportionate Share of all real property taxes and general and special assessments levied and assessed against the Building improvements on the land of which the Premises are a part. Each year Landlord shall notify Tenant of Landlord's calculation of Tenant's Proportionate Share of the real property taxes and assessments. Tenant shall pay Tenant's Proportionate Share of said taxes or assessments in the manner set forth in Section 9.4. Upon written request, Landlord will furnish Tenant with a copy of the Tax assessment bill. Landlord may require from Tenant, upon reasonable written notice from Landlord, a payment of the Tenant's Proportionate Share of such real property taxes and/or assessments to Landlord on a periodic basis. If this Lease commences or terminates other than on January 1 and December 31 respectively, taxes and assessments payable shall be prorated in the first and last calendar years of the Lease Term.

          9.3.3 COMMON AREA EXPENSES. To the extent not covered by other provisions of this Lease, Tenant shall pay Tenant's Proportionate Share of the following costs associated with Common Areas of the Building in the manner set forth in
                 Section 9.4:

                 (a) All real estate taxes, including assessments, all insurance costs, all sprinkler, fire, life safety system utility costs and all other costs to maintain, repair and replace common areas (including common area signage), parking lots, sidewalks, driveways and other areas used in common by the tenants of the Building (including, but not limited to HVAC, signs and parking), as well as personal property used in common by the tenants of the Building.

                 (b) All costs to supervise and administer the Common Areas, parking lots, driveways and other areas used in common by the tenant or occupants of the Building. The costs shall include such fees as may be paid to a third party, including management fees in connection with the same and shall include, in addition, a fee to Landlord to supervise and administer the same in an amount equal to 15 percent of the total costs of Subsection (a) and
                      (b).

                 (c) Any parking charges, utility subcharges, or any other costs levied, assessed or imposed by or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority in connection with the use or occupancy of the Premises or the parking facilities serving the Premises.

          9.3.4 PAYMENT IN LIEU OF ACTUAL COSTS. In lieu of the actual cost of replacing the roof of the building, replacing or repaving parking areas and drive aisles, and repainting all or substantially all of the Building, Tenant shall pay Landlord each month during the Lease Term an amount equal to 2 percent of the applicable Minimum Rent.

          9.4 PAYMENT OF ADDITIONAL RENT. Tenant shall pay Additional Rent described in Section 9.3 or elsewhere, in the manner set forth herein:

          9.4.1 ADDITIONAL MONTHLY RENT. On the Commencement Date or as soon as possible thereafter, Landlord shall submit to Tenant a statement of the estimated total Additional Rent owed by Tenant under Section 9.3 for the period from the Commencement Date to the end of the calendar year. Tenant shall pay such estimated Additional Rent in monthly payments equal to the amount of the Additonal Rent divided by the number of full months remaining in the period from the Commencement date to the end of the calendar year (the "Additional Monthly Rent"). The Additional Monthly Rent shall be paid concurrently with the monthly payment of the Minimum rent and shall be adjusted as provided in Section
                 9.4.2 herein.

          9.4.2 ADJUSTMENTS STATEMENT. By March 1 of each year of the Lease Term, Landlord shall endeavor to provide Tenant with a statement showing the actual Additional Rent for the prior calendar year (the "Adjustments Statement"). If the total of the Additional Monthly Rent payments which the Tenant has made for the prior calendar year is less than Tenant's Proportionate Share of the actual Additional Rent for such period, Tenant shall pay within ten days after receipt of the Adjustments Statement, an amount equal to (i) the deficiency for the previous calendar year, plus (ii) the definiency due to Additional Monthly Rent payments made in the current calendar year prior to such Additional Monthly Rent being adjusted as set forth in Section 9.4.3. Failure of Landlord to submit Adjustment Statements shall not be deemed a waiver of Tenant's obligation to pay sums as required by this Section 9.4.

          9.4.3 ADJUSTMENT OF ADDITIONAL MONTHLY RENT. The amount of Additional Monthly Rent owing in the current calendar year shall be adjusted concurrently with Landlord's provision of the Adjustments Statement to Tenant. Taking into account the actual amount of the Additional Rent for the previous calendar year, Landlord shall submit to Tenant as part of the Adjustments Statement (i) an estimate of the total Additional Rent for the current calendar year and (ii) the adjusted Additional Monthly Rent amount based on such estimate.

          9.4.4 DEFICIENCY/OVERPAYMENT. Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Proportionate Share of the Additional Rent for the year in which the Lease terminates, Tenant shall immediately pay any deficiency between the total of the Additional Monthly Rent payment made and the actual Additional Rent due. Any overpayment made shall be immediately rebated by Landlord to Tenant, provided there are no outstanding rents or charges due. This provision shall survive termination of this Lease.

          9.4.5 TENANT AUDIT. Tenant may have performed an audit of the amount or the calculation of the Additional Rent, provided that (a) the Tenant shall have no right to have such an audit performed for any Additional Rent unless tenant provides notice of Tenant's intention to do so within 60 days of the date that Tenant receives the Adjustments Statement related to such Additional Rent, (b) any such audit shall be at Tenant's sole cost and expense, (c) the audit shall be performed by a recognized independent accounting firm that is not being compensated on a contingency fee basis, and (d) the audit shall not unreasonably interfere with the business of Landlord or its agent.

10.  MAINTENANCE, REPAIRS AND ALTERATIONS.

     10.1 LANDLORD'S OBLIGATIONS. Landlord shall maintain and repair the foundations, exterior walls (excluding Paint) and the roof structure (excluding the roof membrane) of the Building. Except as otherwise required by Section 13 regarding subrogation, if any of this maintenance and/or repair in whole or in part because of the negligence or willful misconduct of Tenant, its agents or invitees, Tenant shall pay to Landlord the reasonable cost of the repairs. Except as provided by Section 14 regarding reconstruction, there shall be no abatement of rent, and no liability of Landlord, due to any injury or interference with Tenant's business arising from Landlord's performance of any maintenance or repair which it is required or permitted to perform. Tenant waives any right which it may have under any current or future law or ordinance to make repairs at Landlord's expense.

         10.2 TENANT'S OBLIGATIONS. Tenant shall, at Tenant's sole cost and expense, keep in good condition and repair all portions of the Premises not required to be maintained by Landlord under Section 10.1, including, without limitation, the maintenance, repair and replacement of any storefront, all interior walls or partitions and interior portions of exterior walls, doors, exterior and interior glass and window casements, roof covering (but not roof structure) and all utility systems within the Premises including heating, ventilation and air conditioning systems ("HVAC"). Tenant shall, upon expiration or sooner termination of this Lease, surrender the Premises to Landlord in good and clean condition, ordinary wear accepted. Any damage to adjacent premises caused by Tenant's use of the Premises shall be repaired at the sole cost and expense of Tenant. If Tenant fails to perform the maintenance, repair or replacement required by this Section 10.2 or to surrender the Premises in the condition required by this Section, Landlord shall have the right, but not the obligation to perform the necessary work at Tenant's expense, and Tenant agrees to reimburse all costs incurred by Landlord. Landlord shall have the right to contract for such services as HVAC maintenance and bill Tenant for cost for such service.

         10.3 GOVERNMENT REPAIRS. In the event any governmental agency requires major repairs or modifications to be made to the Premises, which repairs are the obligation of Landlord and cannot, in Landlord's judgment, be justified by the Minimum Rent, the Landlord shall have the right to cancel and terminate this Lease by giving Tenant 90 days written notice. Major repairs for purposes of this Section shall be repairs or modifications with a cost exceeding six months' Minimum Rent under this Lease. However, Tenant may elect in writing within 15 days of Tenant's receipt of the 90 days notice of cancellation from Landlord to make these repairs at its sole cost and expense in which event this Lease shall remain in full force and effect.

         10.4 ALTERATIONS AND ADDITIONS. Tenant shall not make or permit any alteration, addition or improvement to the Premises without the prior written consent of Landlord. Tenant shall pay any and all costs incurred by Landlord in reviewing and evaluating any request for the consent required by this section. Any alteration, addition or improvement consented to by Landlord shall be made in a good workmanlike manner at Tenant's sole cost and expense and shall comply with all applicable laws, codes, ordinances, rules and regulations. All alterations, additions or improvements (including but not limited to wall and window covering, paneling and built-in cabinet work, but excluding movable furniture and trade fixtures) shall at once become a part of the Premises belonging to the Landlord and shall be surrendered with the Premises at the expiration of this Lease, unless Landlord demands their removal as set forth below. Upon expiration or sooner termination of the Lease Term, Tenant shall, at Tenant's sole cost and expense, with all diligence, remove any alterations, additions or improvements made by Tenant and designated by Landlord to be removed; provided Landlord gives Tenant not less than 30 days advance written notice prior to termination of this Lease. Tenant shall, at its sole cost and expense, repair any damage to the Premises caused by such removal. If Tenant fails to remove any such alterations, additions or improvements, Landlord may do the same at Tenant's expense.

11.      LIENS.

         11.1 LIENS. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant, and agrees to hold Landlord harmless from the same. Landlord may require, at Landlord's sole option, that Tenant provide, at Tenant's sole cost and expense, a materialman's labor and performance bond acceptable to Landlord in an amount equal to one and one-half times the estimated cost of any improvements, additions or alterations to the Premises which the Tenant desires to make, to insure Landlord against any liability for mechanics' and materialmen's liens, and to insure completion of the work.

         11.2 ENCUMBRANCES. The Tenant shall not cause or suffer to be placed, filed or recorded against the title to the Premises, the Building, or any part thereof, or against Tenant's leasehold interest in the Premises any mortgage, deed of trust, security agreement, financing statement or other encumbrances. Further, in no event shall Tenant lien or mortgage any leasehold improvements alterations, additions or improvements thereto, except trade fixtures, appliances and equipment which are owned by Tenant and which are not, and which do not become a part of the Premises. The form of any such mortgage, deed of trust or other security agreement or financing statement which includes a legal description of the Premises or the Building shall be subject to Landlord's prior written approval, which approval shall be subject to such conditions as the Landlord may deem appropriate.

12. HOLD HARMLESS. Tenant agrees to indemnify and hold Landlord and its agents harmless from any and all claims arising from the use of the Premises by Tenant, its agents and invitees, from the conduct of Tenant's business, or from any activity, work or things done or permitted to be done by Tenant, its agents and invitees on the premises or elsewhere. Tenant further agrees to indemnify and hold Landlord and its agents harmless from any and all claims arising from, in connection with, or related to any default by Tenant in the performance of its obligations under this Lease, or any act, omission or neglect of Tenant, its agents or invites. Tenant further agrees to indemnify and hold Landlord and its agents harmless from all costs (including but not limited to attorney's fees) incurred by Landlord in connection with its defense against any claim made against the Landlord as to which Tenant is required to indemnify Landlord pursuant to this Section. Tenant shall give prompt notice to Landlord of any casualty or accident in the Premises.

         Upon notice by Landlord, Tenant, at Tenant's expense, shall defend Landlord, through counsel reasonably satisfactory to Landlord in any action or proceeding brought against Landlord by reason of any such claim. Tenant further assumes all risk of, and waives and releases all claims against Landlord for any damages to person or property sustained by Tenant, or any person claiming through Tenant, which damage results from any accident or occurrence in or on the Premises from any cause whatsoever.

13. SUBROGATION. Neither Landlord nor Tenant shall be liable to the other or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or other tangible property, or any resulting loss of income, or losses under worker's compensation laws and benefits, even though such loss or damage might have been occasioned by the negligence of such party, agents or employees if any such loss or damage is covered by insurance benefiting the party suffering such loss or damage or was required to be covered by insurance pursuant to this Lease.

14.      RECONSTRUCTION.

         14.1 EFFECT OF INSURED LOSS. Except as provided below, if the Premises are damaged by fire or other cause covered by Landlord's property insurance, Landlord agrees to repair the same, and this Lease shall remain in full force and effect.

         14.2 LANDLORD'S OPTIONS. Landlord shall have the option either to repair or rebuild the Premises or to terminate this Lease if the Premises any portion of the Building is damaged if:

                   (a) The damage results from any cause not covered by Landlord's insurance;

                   (b) Insurance proceeds are insufficient to fully pay for repair and restoration;

                   (c) The cost to repair exceeds 25 percent of the then complete replacement cost of the Premises and the Building;

                   (d) The repair or restoration, in Landlord's opinion, cannot be completed within six months of the damage; or

                   (e) The damage occurs during the last 12 months of the Lease Term.

                   Landlord shall exercise its option to terminate this Lease by giving to Tenant, at any time within 60 days after the damage, written notice of its election to terminate this Lease as of the date specified in the notice. The termination date shall not be less than 30 nor more than 60 days after the date of notice. If Landlord fails to give notice within the 60 days, it shall be deemed to have elected to repair or restore the damage. If Landlord terminates this Lease as provided by this Section 14.2, this Lease shall automatically terminate on the date specified in Landlord's notice. Neither party shall have further liability to the other, except for obligations which were accrued and unpaid as of the date of termination specified in Landlord's notice, and except that Landlord shall return any unused balance of the Security Deposit to Tenant.

         14.3 RENT ABATEMENT. This Lease shall remain in full force and effect if Landlord elects to repair the damage, or until the termination date specified in the notice of termination, as applicable, except that the Minimum Rent and any Additional Rent shall be proportionately abated from the date of damage until the repairs are completed, or until the specified termination date, as applicable. Such proportionate abatement shall be based upon the extent to which the damage materially interferes with the business carried on by Tenant in the Premises.

         14.4 TENANT'S REPAIR OBLIGATIONS. Landlord shall not be required to repair or replace any leasehold improvements, fixtures or other personal property of Tenant, all of which shall be repaired or replaced promptly by Tenant.

15.      EMINENT DOMAIN.

         15.1 TOTAL OR PARTIAL TAKING. If any portion of the Premises is taken or appropriated by any public or quasi-public authority under the power of eminent domain, or is purchased by the condemnor in lieu of condemnation proceedings, either party shall have the right to terminate this Lease upon 30 days written notice given to the other party within 60 days after the date that possession is surrendered to the condemnor. If neither party elects to terminate, the Minimum Rent and any Additional Rent thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises is so taken or appropriated, or is purchased by the condemned in lieu thereof, Landlord shall have the right at its option to terminate this Lease upon 30 days written notice to Tenant given within 60 days after the date that possession is surrendered to the condemnor.

         15.2 DAMAGES. Landlord reserves all rights to the entire damage award or payment for any taking by eminent domain and Tenant shall make no claim whatsoever against Landlord for damages for termination of its leasehold interest in the Premises or for interference with its business. Tenant hereby grants and assigns to Landlord any right Tenant may now have or hereafter acquire to damages related to any taking by eminent domain and agrees to execute and deliver such further instruments of assignment thereof as Landlord may from time to time request. Tenant shall, however, have the right to claim from the condemning authority all compensation that may be recoverable by Tenant on account of any loss incurred by Tenant in removing Tenant's merchandise, furniture, trade fixtures and equipment or for damage to Tenant's business provided, however, that Tenant may claim such damages only if they are awarded separately in the eminent domain proceeding and not as part of Landlord damages.

16.      ASSIGNMENT AND SUBLETTING.

         16.1 RESTRICTION. Tenant shall not, without the prior written consent of Landlord:

                   (a) Voluntarily, involuntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or otherwise encumber this Lease, or any interest in it, or any right or privilege appurtenant to it;

                   (b)    Sublet all or any part of the Premises; or

                   (c) Allow any other person, except the agents and invitees of Tenant, to occupy or use any portion of the Premises.

                   Landlord's consent may be withheld in Landlord's discretion. In determining whether to consent to any assignment, transfer, encumbrance or subletting, Landlord may consider any commercially reasonable basis for approving or disapproving any such request including, without limitation, the following: (i) the experience or business reputation of the proposed transferee, (ii) whether the use clientele, personnel or foot traffic that will be generated by the proposed transferee is consistent, in Landlord's opinion, with the business of other tenants of the Building at the time of the proposed transfer, and (iii) notwithstanding that Tenant and others would remain liable upon transfer, whether the proposed transferee has a net worth and financial strength and credit record satisfactory to Landlord. Any assignment, transfer, encumbrance, subletting or use without Landlord's consent shall be void and shall, at the option of Landlord, constitute a material default under this Lease. An assignment or sublease consented to by Landlord shall not be binding upon Landlord unless the assignee or subtenant delivers to Landlord:

                   (a)    An original executed assignment or sublease;

                   (b)    Any collateral agreements; and

                   (c) An instrument containing said assignee's or sublessee's assumption of all of the obligations of the Tenant under this Lease, in form and substance satisfactory to Landlord.

                   The assignee's or sublessee's failure to execute such a covenant shall not waive, release or discharge the assignee or subleasee from its liability for the performance of the Tenant's obligations under this Lease. Regardless of Landlord's consent, no subletting or assignment shall release Tenant or Guarantor of their obligations or alter the primary liability of Tenant to pay rent and to perform all the obligations of the Tenant under this Lease.

         16.2 COSTS. Tenant shall reimburse Landlord and Landlord's agent for all attorney's fees and other costs incurred by Landlord in connection with the review of and preparation of documents incident to any request by Tenant for Landlord's consent. Each request for Landlord's consent shall be accompanied by a deposit in the amount of $200 to be applied to such costs.

         16.3 INCLUDED TRANSFERS. If Tenant is a corporation, partnership, limited liability company or other entity, and transfer of this Lease by merger, consolidation, reorganization or dissolution shall constitute a transfer for the purposes of this Section. If Tenant is such an entity, any change in the ownership of, or power to vote, a percentage of Tenant's now-outstanding stock or ownership interest which results in a change of controlling persons, or any transfer of all or substantially all the assets of Tenant shall constitute a transfer for the purposes of this Section. If Tenant is a partnership, any partial or total withdrawal of any of the present general partners, and any transfer by a general partner of all or part of his partnership interest shall constitute a transfer for the purposes of this Section.

         16.4 JUDICIALLY IMPOSED ASSIGNMENT. If the non-assignment provisions of this Section are deemed to be unenforceable in any bankruptcy proceeding, Landlord and Tenant agree that a showing of adequate assurance of future performance by a prospective assignee of this Lease must include, without limitation, clear and convincing evidence that:

                   (a) Landlord will receive the full benefit of each and every term of its bargain in this Lease, except for the non-assignment and related termination clauses;

                   (b) The Premises will continue to be used solely for the use permitted by this Lease;

                   (c) A judicially imposed assignment will not cause an acceleration or increase in the interest rate on, or fees in connection with, any indebtedness of Landlord secured by Landlord's interest in the building or this Lease; and

             (d) The prospective assignee has the means, expertise and experience to operate the business to be conducted upon the Premises in a first-class manner.

      16.5 ASSIGNMENT BY LANDLORD. If Landlord shall assign its interest under this Lease or transfer its interest in the Premises, Landlord shall be relieved of any obligation accruing hereunder after such assignment or transfer, and such transferee shall thereafter be deemed to be the Landlord under this Lease. Landlord may transfer Tenant's Security Deposit to such transferee and Tenant shall look solely to the transferee for the return of such deposit.

17.   DEFAULT.

      17.1 EVENTS OF DEFAULT. The following events are referred to, collectively, as "Events of Default" or, individually, as an "Event of Default":

             (a) Tenant defaults in the due and punctual payment of rent or Additional Rent, and such default continues for three days after written notice from Landlord; however, Tenant will not be entitled to more than one written notice for monetary defaults during any 12 month period, and if after such written notice any rent or Additional Rent is not paid when due, an Event of Default will be considered to have occurred without further notice;

             (b) Tenant vacates or abandons the Premises or fails to operate its business on the Premises;

             (c) This Lease or the Premises or any part of the Premises are taken upon execution or by other process of law directed against Tenant, or are taken upon or subject to any attachment by any creditor of Tenant or claimant against Tenant, and said attachment is not discharged or disposed of within 15 days after its levy;

             (d) Tenant files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or admits the material allegations of any such petition by answer or otherwise, or is dissolved or makes an assignment for the benefit of creditors;

             (e) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for all or substantially all of the property of Tenant, and such proceeding is not dismissed or such receivership or trusteeship vacated within 60 days after such institution or appointment, or

             (f) Tenant makes, causes to be made or suffers to exist on the Premises noise of any type (including music) that, in the opinion of Landlord, could reasonably be expected to interfere with the rights of quiet enjoyment of other tenants in the Building or in the complex of which the Premises are a part, and such default continues or occurs for ten days after written notice from Landlord, however, Tenant will not be entitled to more than one written notice of such defaults during any 12 month period, and if after such written notice a default under this provision exists or occurs, an Event of Default will be considered to have occurred without further notice;

             (g) Tenant breaches any of the other agreements, terms, covenants, or conditions that this Lease requires Tenant to perform, and such breach continues for a period of 30 days after written notice from Landlord to Tenant or, if such breach cannot be cured reasonably within such 30-day period, if Tenant fails to diligently commence to cure such breach within 30 days after written notice from Landlord and to complete such cure within a reasonable time thereafter (but not to exceed 90 days).

      17.2 LANDLORD'S REMEDIES. If any one or more Events of Default set forth in Section 17.1 occur, then Landlord has the right, at its election:

             (a) To give Tenant written notice of Landlord's intention to terminate this Lease on the earliest date permitted by law or on any later date specified in such notice, in which case Tenant's right to possession of the Premises will cease and this Lease will be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the term;

             (b) Without further demand or notice, to reenter and take possession of the Premises or any part of the Premises, repossess the same, expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, using such force for such purposes as may be necessary, without being liable for prosecution, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of monthly rent or other amounts payable under this Lease or as a result of any preceding breach of covenants or conditions; or

             (c) Without further demand or notice to cure any Event of Default and to charge Tenant for the cost of effecting such cure, including without limitation reasonable attorneys' fees and interest on the amount so advanced at the rate of 15 percent per annum, provided that Landlord will have no obligation to cure any such Event of Default of Tenant.

             Should Landlord elect to reenter as provided in Section 17.2(b), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part of the Premises in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period that would otherwise have constituted the balance of the term) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its reasonable discretion, may determine, and Landlord may collect and receive the rent. Landlord will in no way be responsible or liable for any failure to relet the Premises, or any part of the Premises, or for any failure to collect any rent due upon such reletting. No such reentry or taking possession of the Premises by Landlord will be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No written notice from Landlord under this Section 17.2 or under a forcible or unlawful entry and detainer statute or similar law will constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry or reletting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event this Lease will terminate as specified in such notice.

       17.3 CERTAIN DAMAGES. In the event that Landlord does not elect to terminate this Lease as permitted in Section 17.2(a), but on the contrary elects to take possession as provided in Section 17.2(b), Tenant will pay to Landlord monthly rent and other sums as provided in this Lease that would be payable under this Lease if such repossession had not occurred, less the net proceeds, if any, of any reletting of the Premises after deducting all of Landlord's reasonable expenses in connection with such reletting, including without limitation all repossession costs, brokerage commissions, attorneys' fees, expenses of employees, alteration and repair costs, and expenses of preparation for such reletting. If, in connection with any reletting, the new Lease term extends beyond the existing term, or the Premises covered by such new lease include other Premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection with such reletting as provided in this Section will be made in determining the net proceeds from such reletting, and any rent concessions will be equally apportioned over the term of the new lease. Tenant will pay such rent and other sums to Landlord monthly on the day on which the monthly rent would have been payable under this Lease if possession had not been retaken, and Landlord will be entitled to receive such rent and other sums from Tenant on each such day.

       17.4 CONTINUING LIABILITY AFTER TERMINATION. If this Lease is terminated on account of the occurrence of an Event of Default, Tenant will remain liable to Landlord for damages in an amount equal to monthly rent and other amounts that would have been owing by Tenant for the balance of the term, had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all of Landlord's expenses in connection with such reletting, including without limitation the expenses enumerated in Section 17.3. Landlord will be entitled to collect such damages from Tenant monthly on the day on which monthly rent and other amounts would have been payable under this Lease if this Lease had not been terminated, and Landlord will be entitled to receive such monthly rent and other amounts from Tenant on each such day. Alternatively, at the option of Landlord, in the event this Lease is so terminated, Landlord will be entitled to recover against Tenant as damages for loss of the bargain and not as a penalty:

             (a) The worth at the time of award of the unpaid rent that had been earned at the time of termination;

             (b) The worth at the time of award of the amount by which the unpaid rent that would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided.

             (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term of this Lease (had the same not been so terminated by Landlord) after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

             (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which would be likely to result therefrom.

             The "worth at the time of award" of the amounts referred to in
             (a) and (b) above is computed by adding interest at the interest rate of 15D percent per annum from the Termination Date until the time of the award. The "worth at the time of award" of the amount referred to in (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco, at the time of award plus 1 percent.

       17.5 CUMULATIVE REMEDIES. Any suit or suits for the recovery of the amounts and damages set forth in Sections 17.3 and 17.4 may be brought by Landlord, from time to time, at Landlord's election, and nothing in this Lease will be deemed to require Landlord to await the date upon which this Lease or the term would have expired had there occurred no Event of Default. Each right and remedy provided for in this Lease is cumulative and is in addition to every other right or remedy provided for in this Lease or now or after the Lease date existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or at law, in equity or by statute or otherwise will not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or at law, in equity or by statute or otherwise. All costs incurred by Landlord in collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, will also be recoverable by Landlord from Tenant.

      17.6 WAIVER OF REDEMPTION. Tenant waives any right of redemption arising as a result of Landlord's exercise of its remedies under this Article 17.

      17.7 LATE CHARGES. Tenant acknowledges that late payment by Tenant to Landlord of rent and other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. These costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sums due from Tenant shall not be received by Landlord or Landlord's agent within five days after the amount shall be due or if payment is made with a check that is returned for lack of sufficient funds, then without any requirement of notice to Tenant, Tenant shall pay to Landlord a late charge equal to the greater of 10 percent of the delinquent amount or $75, plus 1 percent per month interest on the delinquencies from the date due until payment.
            The parties agree that this late charge plus interest represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of the late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights or remedies granted to Landlord under this Lease, or at law or equity.

      17.8 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in any event 30 days after written notice by certified mail by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing. Said notice shall specify wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than 30 days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. Tenant further agrees not to invoke any of its remedies under this Lease until said 30 days have elapsed. In no event shall Tenant have the right to terminate this Lease as result of Landlord's default and Tenant's remedies shall be limited to damages and/or an inunction; and in no case may the Tenant withhold rent or claim a set-off or deduction from rent.

18. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with all recorded covenants, conditions and restrictions affecting the Premises, all rules and regulations that Landlord may from time to time make to facilitate the reasonable operation of the Building of which the Premises are a part or the complex in which it is located or to comply with the requirements of any governmental entity or insurance company, including, without limitation, those rules and regulations attached to this Lease (collectively called "Rules"). Landlord reserves the right to modify the Rules from time to time. The Rules and any modifications shall be binding upon Tenant upon delivery of a copy of the Rules to Tenant. Landlord shall not be responsible to Tenant for the failure of any other tenants or occupants to comply with the Rules.

19.   HOLDING OVER.

      19.1 HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof, after the expiration of the Lease Term with the express written consent of Landlord (which consent may be granted, withheld or conditioned at the sole discretion of Landlord), such occupancy shall be a tenancy from month to month at a minimum rent in an amount equal to 150 percent of the last monthly Minimum Rent, plus all additional rent and other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

      19.2 ABANDONMENT. Tenant agrees not to vacate or abandon the Premises at any time during the Lease Term. Should Tenant vacate or abandon said Premises or be dispossessed by process of law or otherwise, such abandonment, vacation or dispossession shall be deemed a breach of this Lease and, in addition to any other rights which Landlord may have, Landlord may remove any personal property belonging to Tenant which remains on the Premises and store the same, the cost of such removal and storage to be Tenant's liability.

      19.3 VOLUNTARY SURRENDER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, but shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or operate as an assignment to it of any or all such subleases or subtenancies.

20. ENTRY BY LANDLORD. Landlord reserves the right to enter the Premises to inspect the same, to show the Premises to prospective purchasers or tenants, to perform any alterations, improvements, repairs or maintenance, to provide any services that Landlord may deem necessary or desirable and to do any other act permitted under this Lease. Tenant hereby waives all claims for damages occasioned by such entry. Landlord may retain a key with which to unlock all of the doors in the premises (excluding Tenant's vaults, safes and files). No entry by Landlord shall be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from all or any portion of the Premises.

21. ESTOPPEL CERTIFICATE. Upon not less than five days' prior written notice from Landlord, Tenant shall execute, acknowledge and deliver to Landlord a written estoppel certificate stating certain facts including, but not limited to:

     (a) That this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect);

     (b)   The date to which the Minimum Rent and other charges are paid; and

     (c) That there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord (or specifying such defaults if any are claimed.)

     The statement shall be in any form that Landlord provides to Tenant. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Building or the real property upon which it is located.

22. SIGNS. Tenant shall not place any signs or symbols in the windows or on the doors of the Premises or upon any part of the Building without the prior written consent of Landlord. Any signs or symbols shall be in conformity with other signs on the Premises and the Building, the Rules, and all applicable laws, ordinances and regulations. Tenant shall maintain any such sign or symbol in good condition and repair at its sole cost and expense. Tenant shall remove such sign or symbol at its sole cost and expense upon termination of the Lease Term, and shall repair all damage caused by the removal. If Tenant fails to remove any sign or symbol and/or repair any damage caused by its removal, Landlord may have the same removed and/or repaired at Tenant's expense.

23.  AUTHORITY; LIABILITY.

     23.1 AUTHORITY. If Tenant is a corporation, partnership, limited liability company or other form of entity, each individual executing this Lease on behalf of said entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity, in accordance with a duly adopted resolution of the board of directors of said entity authorizing and consenting to this Lease; specifically authorizing the designated officers signing this Lease to execute, acknowledge and deliver the same without the consent of any other officer or officers; resolving that such action and execution is in accordance with the bylaws of said corporation; and, resolving that this Lease is binding upon said entity in accordance with its terms.

     23.2 LIABILITY. If the Landlord herein is a limited or general partnership, it is understood and agreed that any claims by Tenant against Landlord shall be limited to the assets of the limited or general partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners, or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited general partnership.

24.  GENERAL PROVISIONS.

     24.1 EXHIBITS AND ADDENDUMS. Any exhibits and addendums attached to this Lease are a part hereof and are fully incorporated in this Lease by this reference.

     24.2 NON-WAIVER OF DEFAULT. Landlord's waiver of any term, covenant or condition of this Lease shall not be deemed to be a waiver of any other term, covenant or condition or any subsequent default under the same or any other term, covenant or condition. Landlord's acceptance of any sum shall not be deemed to be a waiver of any preceding default by Tenant, other than the failure of Tenant to pay the particular sum so accepted, regardless of Landlord's knowledge of such preceding default at the time it accepts the sum.

     24.3 JOINT OBLIGATIONS. If there is more than one Tenant, the obligations of the Tenants under this Lease shall be joint and several.

     24.4 SECTION TITLES. The Section titles of this Lease are not a part of this Lease and shall have no effect upon its construction or interpretations.

     24.5 TIME. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor, including, but not limited to, Tenant's execution of estoppel certificates and subordinates and Tenant reimbursements to Landlord.

     24.6 SUCCESSORS AND ASSIGNS. The covenants and conditions of this Lease apply to and bind the heirs, successors, executors, administrators and assigns of all parties of this Lease.

     24.7 RECORDATION. A short form memorandum may be recorded at the request of either party, and at the requesting party's expense.

     24.8 QUIET POSSESSION. Subject to all the provisions of this Lease and provided Tenant pays all sums due under this Lease and observes and performs all of the other covenants, conditions and provisions to be observed and performed by Tenant, Tenant shall have quiet possession of the Premises for the entire Lease Term, against any adverse claim of Landlord or any party claiming under Landlord.

     24.9 PRIOR AGREEMENTS. This Lease contains the full agreement of the parties with respect to any matter covered or mentioned in this Lease. No prior agreements or understandings pertaining to any such matter shall be effective for any purpose. This Lease may be amended or supplemented only by an agreement in writing signed by the parties or their respective successors in interest. 27.14. Tenant agrees to make any modifications of the terms and provisions of this Lease required or requested by any lending institution providing financing for the Building, or project, as the case may be, provided that no such modifications will materially adversely affect Tenant's rights and obligations under this Lease.

     24.10 INABILITY TO PERFORM. Except as provided in Sections 13 and 14, this Lease and Tenant's obligations hereunder, including Tenant's obligation to make payments, shall not be affected or impaired because Landlord is unable to fulfill any of its obligations, or is delayed in doing so, if such inability or delay is caused by reason of weather, strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

     24.11 SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal, shall in no way affect, impair, or invalidate any other provision, and all other provisions shall remain in full force and effect.

     24.12 CUMULATIVE REMEDIES. No remedy or election under this Lease shall be deemed to be exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

     24.13 CHOICE OF LAW. This Lease shall be governed by the laws of State of Washington.

     24.14 ATTORNEYS' FEES. In the event any action or proceeding is brought by either party against the other arising out of or in connection with this Lease, the prevailing party shall be entitled to recover its costs, including, but not limited to, reasonable attorneys' and accountants' fees, incurred in such action or proceedings, including any such costs and fees incurred on appeal, in any arbitration proceeding and in any bankruptcy proceeding.

     24.15 NOTICES. All notices or demands which are required or permitted to be given by either party to the other under this Lease shall be in writing. Except as otherwise provided in any addendum, all notices and demands to the Tenant shall be either personally delivered or sent by the U.S. Mail, registered or certified, postage prepaid, addressed to the Tenant at the Premises, or at the address set forth below, or to such other place as Tenant may from time to time designate in a notice to the Landlord. Except as provided in any addendum, all notices and demands to the Landlord shall be either personally delivered or sent by U.S. Mail, registered or certified, postage prepaid, addressed to the Landlord at the address set forth below, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant. Any notices sent by US Mail as provided above shall be deemed to have been received three days after deposit into the mail as set out in Section 1.11 and 1.12.

     24.16 SUBORDINATION. At Landlord's option, this Lease shall be subject to and subordinate to the lien of any existing or future mortgages or deeds of trust in any amount or amounts whatsoever, now or hereafter placed in or against the Building or the real property upon which it is located, and to any extensions, renewals or replacements thereof, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Within five days of Landlord's request, Tenant will execute and deliver such further instruments as Landlord deems necessary to evidence such subordination of this Lease. As long as Tenant is not in default under this Lease, said subordination shall not disturb Tenant's right to possession of the Premises.

     24.17 ATTORNMENT. In the event of foreclosure, or the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, or in the event of any sale in lieu thereof, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease; provided said purchaser expressly agrees in writing that, so long as Tenant is not in default under the Lease, Tenant's possession and occupancy of the Premises shall not be disturbed and said purchaser will thereafter perform all of the obligations of Landlord under this Lease.

     24.18 GUARANTOR. In the event that there is a Guarantor of this Lease, Guarantor hereby agrees to jointly and severally perform all payment and other obligations of Tenant under this Lease. Guarantor waives all suretyship defenses that would otherwise be available to Guarantor.

     24.19 COMPLIANCE WITH ENVIRONMENTAL LAWS. The parties acknowledge that there are certain federal, state and local laws, regulations and guidelines now in effect and that additional laws, regulations and guidelines may hereafter be enacted relating to or affecting the Premises and the larger parcel of land upon which the demised Premises may be a part, concerning the impact on the environment of construction, land use, the maintenance and operation of structures, and the conduct of business. Tenant shall not cause, or permit to be caused, any act or practice by negligence, or omission, or otherwise, that would adversely affect the environment or do anything or permit anything to be done that would violate any of said laws, regulations or guidelines. Any violation of this covenant shall be an Event of Default under this Lease. Tenant shall indemnify and hold Landlord harmless from any and all cost, expense, claims, losses, damages, fines and penalties, including reasonable attorneys' fees, that may in any manner arise out of or be imposed because of the failure of Tenant to comply with this covenant.
           The foregoing shall cover all requirements whether or not foreseeable at the present time and regardless of the expense attendant thereto.

     24.20 RIDERS AND EXHIBITS.  The Riders and Exhibits referred to in Section
           1.16 are attached to this Lease and made a part of it.

     24.21 LIMITATION ON RECOURSE. Tenant specifically agrees to look solely to Landlord's interest in the Premises for the recovery of any judgments from Landlord. It is agreed that Landlord (and its shareholders, venturers, members and partners, and their shareholders, venturers, members and partners and all of their officers, directors, and employees) will not be personally liable for any such judgment. The provisions contained in the preceding sentences are not intended to and will not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord.

     24.22 TAX CREDITS. Landlord is entitled to claim all tax credits and depreciation attributable to leasehold improvements in the Premises. Promptly after Landlord's demand, Landlord and Tenant will prepare a detailed list of the leasehold improvements and fixtures and the respective costs for which Landlord or Tenant has paid. Landlord will be entitled to all credits and depreciation for those items for which Landlord has paid by means of any Tenant finish allowance or otherwise. Tenant will be entitled to any tax credits and depreciation for all items for which Tenant has paid with funds not provided by Landlord.

     24.23 RELOCATION OF THE PREMISES.

     24.24 LANDLORD'S FEES. Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for all of Landlord's reasonable costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees, within ten days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

     24.25 DISCLOSURE OF AGENCY REPRESENTATION. At the signing of this Lease Agreement, Morris Piha Management Group, Inc. represented the Landlord. Each party signing this document confirms that prior oral and/or written disclosure of agency was provided to them in this transaction.

     24.26 RULES OF CONSTRUCTION. The parties agree that (a) in the event of any inconsistency between the provisions of Section 1 and the other provisions of this Lease, the other provisions of this Lease shall govern; (b) in the event of any inconsistency between the provisions of the body of this Lease and the Riders attached hereto, the provisions set forth in the Riders shall govern; (c) in the event of any ambiguity regarding which party is responsible for costs or expenses, Tenant shall be responsible; and (d) ambiguities shall not be construed against the party that drafted this Lease.

     24.27 WAIVER OF JURY TRIAL.  LANDLORD, TENANT AND GUARANTOR BY THIS
           SECTION 24.22 WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES TO THIS LEASE AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY OTHER CLAIMS (EXCEPT CLAIMS FOR PERSONAL INJURY OR PROPERTY DAMAGE), AND ANY EMERGENCY STATUTORY OR ANY OTHER STATUTORY REMEDY.

25. BROKERS. Tenant warrants that it has had no dealing with any real estate broker or agent in connection with the negotiation of this Lease except for Morris Piha Management Group, Inc., and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Landlord agrees to pay Morris Piha Management Group, Inc. upon the execution of this Lease by both Landlord and Tenant, the Broker Fee for negotiating this Lease.

26. LEGAL DOCUMENT. Tenant understands that this is a legally binding contract. Tenant has carefully read each of its provisions, and prior to execution of the Lease, represents and warrants that Tenant has been advised to discuss the legal effect of the Lease with Tenant's legal counsel.

27. DISCLOSURE OF AGENCY REPRESENTATION. At the signing of this Lease Agreement, Morris Piha Real Estate Services represents the Landlord and Kidder Mathews Segner/Oncor International represents the Tenant. Each party signing this document confirms that prior oral and/or written disclosure of agency was provided to them in this transaction.

IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first above written:

                                             LANDLORD:  Inter Co-Op USA No. 111

                                             By _______________________________

                                             Title ____________________________


                                             TENANT:  Freei Networks, Inc

                                             By  /s/ Robert McCausland
                                                -------------------------------

                                             Title  President/CEO
                                                   ----------------------------

                                             (CORPORATE NOTARY TO BE ADDED HERE)


STATE OF WASHINGTON      )
                         )ss.
COUNTY OF  King          )
          --------


On this 15TH day of November, 1999, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared Robert McCausland, to me known to be the person who signed as CEO/President of the Freei Networks, Inc that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned, and on oath stated that He was authorized to execute said instrument on behalf of the partnership.

      IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.


                                                /s/ Cindy M. Black
                                       ---------------------------------------
                                       (Signature of Notary)


                                                 Cindy Black
                                       ---------------------------------------
                                       (Print or stamp name of Notary)
                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at Milton
                                                               ------
                                       My appointment expires:  11-29-99

                                   EXHIBIT A
                    MAP OF PREMISES AND/OR LEGAL DESCRIPTION





                                    [ DIAGRAM ]


PARCEL "CAMPUS BUSINESS CENTER"

Lots 15 and 19 of West Campus Business Park, as per Plat recorded in Volume 97 of Plats, page 78 through 82. Records of King County:

Together with that portion of Lots 20 and 21 of said Plat described as follows:

Beginning at the Northeast corner of said Lot 20: Thence Southerly, along the East line thereof, South 09DEG.28'57" East 374.09 Feet to the Northeast corner of said Lot 21:
Thence Southwesterly, along the East line thereof, South 13DEG.46'37" West 101.29 Feet, Thence leaving said East line North 09DEG.28'37" West 466.74 Feet to a point on the South margin of South
336th Street (the radial line through said point bears North 10DEG.39'11"
West);
Thence Easterly, along said margin on a curve to the right having a radius of 1,958.00 Feet, through a central angle 01DEG.10'14" an arc distance of 40.00 feet to the point of beginning

Situate in the County of King, State of Washington

                                   EXHIBIT B






                                   [DIAGRAM]

TO BE MADE A PART OF THE COMMERCIAL LEASE DOCUMENT UNDER DATE OF November 15, 1999 BY AND BETWEEN INTER CO-OP USA NO.III as ("Landlord") AND FREEI NET as ("Tenant").

RIDER #28 - EARLY CANCELLATION

Provided Tenant has not been in default at any time during this Lease, Tenant shall have the right to cancel this lease every six (6) months by providing Landlord 60 days advance written notice of its intent to cancel. This Lease shall continue in full force and effect in the absence of such written notice.

RIDER #29 - EARLY OCCUPANCY

Tenant may have occupancy of the Premises upon mutual execution of this Lease. Tenant shall be responsible for payment ??? triple net charges during the month of December 1999.

RIDER #30 - SATELLITE DISH

Tenant has the right to install a small satellite dish and antenna on the roof at tenant's sole cost and expense. Tenant will be responsible for all maintenance and repair and will consult with Landlord's agent if any roof penetrations are necessary prior to such installation. At the end of the lease term, tenant will remove the dish and leave it in the same condition as at the time of occupancy.

RIDER #31 - HANDICAP PARKING STALL

At tenant's expense, a handicap stall will be added behind the existing roll-up door (which will be turned into a false wall).

RIDER #32 - TENANT IMPROVEMENTS

Tenant accepts the Premises in "As Is" condition with the exception of some paint cans left over from the previous tenant, which will be removed as soon as practical. Additional tenant improvements as shown in Exhibit "A" are approved by Landlord and will be done at tenant's sole cost and expense.

RIDER #33 - HVAC

The existing HVAC on the premises has been serviced regularly and should be in good working order at the time of Tenant's possession of the Premises. Tenant will notify Landlord within the initial 15 days of possession of the Premises if the HVAC is in need of repair, in which case the Landlord will repair it at its cost.


                                       -2-